Exhibit 1.1

SAFEHOLD INC.
(a Maryland corporation)

3,000,000 Shares of Common Stock, $0.01 par value per share

UNDERWRITING AGREEMENT

Dated: November 19, 2019

SAFEHOLD INC.
(a Maryland corporation)

3,000,000 Shares of Common Stock

UNDERWRITING AGREEMENT

November 19, 2019

Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

BofA Securities, Inc.
One Bryant Park

New York, New York 10036

J.P. Morgan Securities LLC
383 Madison Avenue

New York, New York 10179

as Representatives of the several Underwriters

Ladies and Gentlemen:

Safehold Inc., a Maryland corporation, Safehold Operating Partnership LP, a Delaware limited partnership (the “Operating Partnership,” and together with the Company, the “Transaction Entities”), and SFTY Manager LLC, a Delaware limited liability company (the “Manager”), confirm their respective agreements with Goldman Sachs & Co. LLC (“Goldman”), BofA Securities, Inc. (“BofA”), J.P. Morgan Securities LLC (“JPMorgan”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), for whom Goldman, BofA and JPMorgan are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company (as defined below) and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of common stock, $0.01 par value per share, of the Company (“Common Stock”) set forth in Schedule A hereto totaling 3,000,000 shares of Common Stock in the aggregate and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 450,000 additional shares of Common Stock. The aforesaid 3,000,000 shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the 450,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.” The term “Company” as used herein shall mean Safehold Inc., together with its consolidated subsidiaries, including the Operating Partnership. The term “Predecessor” as used herein shall mean the Company’s predecessor before giving effect to the formation transactions that the Company consummated prior to or concurrently with the completion of its initial public offering.

Concurrently with the sale of the Securities, the Company will sell 3,823,529 shares of Common Stock in a private placement to iStar Inc., a Maryland corporation (“iStar”), at a price per share of $34.00 (the “Concurrent iStar Placement”).

The Transaction Entities understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-226048) covering the public offering and sale of certain securities, including the Securities, not earlier than three years prior to the date hereof, under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder (the “1933 Act Regulations”), which shelf registration statement has been declared effective by the Commission. Such registration statement, as of any time, means such registration statement as amended by any post-effective amendments thereto to such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B under the 1933 Act Regulations (“Rule 430B”), is referred to herein as the “Registration Statement;” provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Securities within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to the Rule 430B. Each preliminary prospectus used in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is referred to herein as a “preliminary prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus relating to the Securities in accordance with the provisions of Rule 424(b) under the 1933 Act Regulations (“Rule 424(b)”). The final prospectus, in the form first furnished or made available to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means 5:45 P.M., New York City time, on November 19, 2019 or such other time as agreed by the Company and the Representatives.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses (as defined below) issued prior to the Applicable Time, the most recent preliminary prospectus included in the Registration Statement (including any documents incorporated or deemed to be incorporated therein by reference) that is distributed to investors prior to the Applicable Time and the information included on Schedule B-1 hereto, all considered together.

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“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) of the 1933 Act Regulations (“Rule 433(d)(8)(i)”), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) of the 1933 Act Regulations because it contains a description of the Securities or of the offering of the Securities that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the 1933 Act Regulations.

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433), as specified in Schedule B-2 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “1934 Act”), incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

SECTION 1.         Representations and Warranties.

(a)           Representations and Warranties by the Transaction Entities. Each of the Transaction Entities, jointly and severally, represents and warrants to each Underwriter at the date hereof, the Applicable Time, the Closing Time (as defined below) and each Date of Delivery (as defined below), if any, and agrees with each Underwriter, as follows:

(i)          Registration Statement and Prospectuses. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement has been declared effective by the Commission under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes or pursuant to Section 8A of the 1933 Act have been instituted or are pending or, to the knowledge of either of the Transaction Entities, contemplated. The Company has complied with each request, if any, from the Commission for additional information.

The Registration Statement, at the time of its effectiveness and each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the 1933 Act Regulations, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. The preliminary prospectus that is included in the General Disclosure Package, at the time it was filed with the Commission, complied, and the Prospectus and each amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities were or will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

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The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”).

(ii)          Accurate Disclosure. Neither the Registration Statement nor any post-effective amendment thereto, at the time it became effective, the date hereof, the Closing Time or any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, neither (A) the General Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), at its issue date, the time of any filing with the Commission pursuant to Rule 424(b), the Closing Time or any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated or deemed to be incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The representations and warranties in this Section 1(a)(ii) shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto) or the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the first paragraph under the heading “Underwriting–Commissions and Discounts,” the information in the second paragraph under the heading “Underwriting–Price Stabilization and Short Positions” and the information under the heading “Underwriting–Electronic Distribution,” in each case contained in the Registration Statement, the General Disclosure Package and the Prospectus (collectively, the “Underwriter Information”).

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(iii)         Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus that has not been superseded or modified conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated or deemed to be incorporated by reference therein, or any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the 1933 Act Regulations. Neither of the Transaction Entities has made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives; provided, that such consent is deemed to have been given with respect to each Issuer Free Writing Prospectus, if any, identified on Schedule B-2. The Company has retained in accordance with the 1933 Act Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the 1933 Act Regulations.

(iv)         Company Not Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, the earliest time thereafter that either Transaction Entity or other offering participant made a bona fide offer of the Securities (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) and the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(v)        Emerging Growth Company Status. From the time of the initial confidential submission of draft Registration Statement File No. 377-01419 with the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the 1933 Act (an “Emerging Growth Company”).

(vi)         Independent Accountants. The accountants who certified the financial statements and supporting schedules included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants with respect to the Transaction Entities as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and the Public Company Accounting Oversight Board.

(vii)       Financial Statements; Non-GAAP Financial Measures. The financial statements included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Predecessor at the dates indicated and the results of operations, stockholders’ equity and cash flows of the Predecessor for the periods specified, and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods presented. The supporting schedules, if any, relating to the Predecessor present fairly in all material respects in accordance with GAAP the information required to be stated therein. The Company’s ratios of earnings to fixed charges and, if applicable, ratios of earnings to combined fixed charges and preferred stock dividends (actual and, if any, pro forma) included in the Registration Statement, the General Disclosure Package and the Prospectus have been calculated in compliance with Item 503(d) of Regulation S-K under the 1933 Act and the other financial information of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus has been derived from the accounting records of the Company and presents fairly, in all material respects, the information shown thereby. Except as included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated or deemed to be incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the 1934 Act and Item 10 of Regulation S-K under the 1933 Act, in each case to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission's rules and guidelines applicable thereto.

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(viii)       No Material Adverse Change. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in or affecting the real properties owned or leased (as a tenant) by the Transaction Entities and their respective subsidiaries (collectively, the “Properties”) taken as a whole or in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by either of the Transaction Entities or any of their respective subsidiaries, other than in the ordinary course of business, which are material with respect to the Transaction Entities and their respective subsidiaries, considered as one enterprise, (C) there has been no liability or obligation, direct or contingent (including off-balance sheet obligations), which is material to the Transaction Entities and their respective subsidiaries considered as one enterprise, incurred by either of the Transaction Entities or any of their respective subsidiaries outside the ordinary course of their business and (D) except for regularly quarterly dividends on the Common Stock, there has been no distribution of any kind declared, paid or made by either of the Transaction Entities on any class of its shares of capital stock, in the case of the Company, any units of limited partnership interest, in the case of the Operating Partnership (“OP Units”), or other form of ownership interests, as applicable.

(ix)        Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland, has all corporate power and authority to own, lease and operate its properties, conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and enter into and perform its obligations under this Agreement, and is duly qualified to transact business as a foreign entity and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

(x)          Good Standing of Subsidiaries. Each significant subsidiary of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (including, without limitation, the Operating Partnership) (each, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly organized or formed, as applicable, and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, has corporate, trust, partnership, limited liability company or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business as a foreign entity and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding ownership interests in each Subsidiary of the Company (including, without limitation, all of the issued and outstanding OP Units) have been duly authorized and validly issued, are fully paid and non-assessable, were issued in accordance with all applicable securities laws and are owned by the Company, directly or through wholly-owned subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of the outstanding ownership interests in any Subsidiary of the Company were issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights. The only subsidiaries of the Company are (A) the subsidiaries of the Company listed on Exhibit 21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, incorporated or deemed to be incorporated by reference in the Registration Statement, and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary,” as defined in Rule 1-02 of Regulation S-X.

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(xi)         Capitalization. The authorized, issued and outstanding shares of capital stock of the Company as of September 30, 2019 are as set forth in the financial statements included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to the Private Placement Purchase Agreement (as defined below), pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible or exchangeable securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus). Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) no shares of capital stock of the Company are reserved for any purpose, (ii) there are no outstanding instruments convertible into or exchangeable for any shares of capital stock or any other ownership interest of the Company, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of capital stock or any other ownership interests of the Company. Each of (A) the outstanding shares of capital stock of the Company, (B) all outstanding instruments convertible into or exchangeable for any capital stock or any other ownership interests of the Company and (C) all outstanding options, rights or warrants to purchase or subscribe for shares of capital stock or any other ownership interests of the Company has been duly authorized and validly issued, is fully paid and non-assessable, was issued in accordance with all applicable securities laws and conforms in all material respects to all statements relating thereto in the Registration Statement, the General Disclosure Package and the Prospectus and none of such outstanding shares of capital stock, instruments, options, rights or warrants were issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights.

(xii)        No Equity Awards. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Transaction Entities has granted to any person or entity a stock option or other equity-based award of or relating to Common Stock pursuant to an equity-based compensation plan or otherwise.

(xiii)       Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities.

(xiv)      Authorization and Description of Securities. The Securities to be purchased by the Underwriters have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when the Securities have been issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, the Securities will be validly issued, fully paid and non-assessable and will not be subject to any preemptive rights, resale rights, rights of first offer or refusal or other similar rights. The Securities conform in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. No holder of Securities will be subject to personal liability by reason of being such a holder.

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(xv)        Ownership and Description of OP Units. The First Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Operating Partnership Agreement”) is in full force and effect, and, at the Closing Time and each Date of Delivery, if any, the aggregate percentage interests of the Company and the limited partners in the Operating Partnership will be as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, provided that, to the extent any portion of the Underwriters’ option to purchase the Option Securities is exercised hereunder, the percentage interest of the limited partners in the Operating Partnership will be adjusted accordingly. At the Closing Time and each Date of Delivery, if any, the Company will contribute the proceeds from the sale of the Initial Securities and, to the extent any portion of the Underwriters’ option is exercised, the related Option Securities to the Operating Partnership in exchange for a number of OP Units equal to the number of Initial Securities and Option Securities issued. All of the OP Units issued in exchange for the Initial Securities and the Option Securities have been duly authorized and, at the Closing Time and each Date of Delivery, if any, will be validly issued, fully paid and non-assessable and will be owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of such OP Units will be issued in violation of any preemptive rights, resale rights, rights of first offer or refusal or other similar rights. The terms of the OP Units conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (A) no OP Units are reserved for any purpose, (B) there are no outstanding securities convertible into or exchangeable for any OP Units or any other ownership interests of the Operating Partnership and (C) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units or any other ownership interests of the Operating Partnership.

(xvi)        Registration Rights. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and properly waived, there are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or the Prospectus or otherwise by either of the Transaction Entities under the 1933 Act or to have securities included as part of the offering of the Securities.

(xvii)      Absence of Violations, Defaults and Conflicts. Neither of the Transaction Entities nor any of their respective subsidiaries is (A) in violation of its charter, bylaws, certificate of limited partnership, limited partnership agreement, limited liability company agreement or other organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which either of the Transaction Entities or any of their respective subsidiaries is a party or by which it or any of them may be bound or to which any of their respective Properties, assets or operations is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental agency or body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over either of the Transaction Entities or any of their respective subsidiaries or their respective Properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities, the Concurrent iStar Placement and the use of the net proceeds from the sale of the Securities and the Concurrent iStar Placement as described therein under the caption “Use of Proceeds”) and compliance by the Transaction Entities with their respective obligations hereunder have been duly authorized by all necessary corporate or limited partnership action, as applicable, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Properties, assets or operations of either of the Transaction Entities or any of their respective subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults, Repayment Events, liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the charter, bylaws, certificate of limited partnership, limited partnership agreement, limited liability company agreement or other organizational document, as applicable, of either of the Transaction Entities or any of their respective subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any financing instrument (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such financing by either of the Transaction Entities or any of their respective subsidiaries.

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(xviii)     Absence of Employees. Neither of the Transaction Entities nor any of their respective subsidiaries has any employees, and neither of the Transaction Entities are aware of any existing or imminent labor disturbance by the employees of any of their tenants or subtenants, which, in either case, would, singly or in the aggregate, result in a Material Adverse Effect.

(xix)       Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity pending, or, to the knowledge of either of the Transaction Entities, threatened, against or affecting the Predecessor, the Transaction Entities or any of their respective subsidiaries, which (A) is required to be disclosed in the Registration Statement, the preliminary prospectus that is included in the General Disclosure Package or the Prospectus (other than as disclosed therein), (B) would, singly or in the aggregate, result in a Material Adverse Effect, or (C) would materially and adversely affect the Properties, assets or operations of the Transaction Entities and their respective subsidiaries, taken as a whole, or the consummation of (i) the transactions contemplated in this Agreement or the performance by the Transaction Entities of their respective obligations hereunder or (ii) the Concurrent iStar Placement. The aggregate of all pending legal or governmental proceedings to which any of the Predecessor, the Transaction Entities or any of their respective subsidiaries is a party or of which any of their respective Properties, assets or operations is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not singly or in the aggregate result in a Material Adverse Effect.

(xx)        Accuracy of Exhibits. There are no leases, contracts, franchises, indentures, mortgages, loan agreements, notes or other agreements or instruments that are required to be described in the Registration Statement, the preliminary prospectus that is included in the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or filed as required.

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(xxi)      Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the due authorization, execution, delivery or performance by either of the Transaction Entities of its respective obligations hereunder, for the offering, issuance, sale or delivery of the Securities by the Company, or for the completion of the Concurrent iStar Placement, except such as may be required under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities laws of any U.S. state or non-U.S. jurisdiction or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(xxii)      Possession of Licenses and Permits. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Transaction Entities and their respective subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, the “Governmental Licenses”) issued by the appropriate Governmental Entities under applicable law necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. The Transaction Entities and their respective subsidiaries are in compliance with the terms and conditions of all of the Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of the Governmental Licenses or the failure of the Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Neither of the Transaction Entities nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any of the Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxiii)     Title to Property. (A) The Transaction Entities and their subsidiaries will have good and marketable fee simple title to, or leasehold interest under a ground lease in, the Properties, in each case, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims or equities of any kind other than those that (1) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (2) do not, singly or in the aggregate, materially affect the value of such Property and do not materially interfere with the use made and proposed to be made of such Property by the Transaction Entities and any of their respective subsidiaries; (B) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, none of the Transaction Entities or any of their respective subsidiaries owns or leases any real property other than the Properties; (C) each of the ground leases under which a Transaction Entity or one of its subsidiaries is a tenant relating to a Property are in full force and effect, with such exceptions as do not materially interfere with the use made or proposed to be made of such Property by either of the Transaction Entities or any of their respective subsidiaries, and (1) no default or event of default has occurred under any such ground lease with respect to such Property and none of the Transaction Entities or any of their respective subsidiaries has received any notice of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under such ground lease and (2) none of the Transaction Entities or any of their respective subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Transaction Entities or any of their respective subsidiaries under any of the ground leases mentioned above, or affecting or questioning the rights of the Transaction Entities and any of their respective subsidiaries to the continued possession of the leased premises under any such ground lease; (D) all security interests, mortgages, pledges, liens, encumbrances, claims or equities on any of the Properties that are required to be disclosed in the Registration Statement or the Prospectus are disclosed therein; (E) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no tenant under any of the leases of the Properties to which a Transaction Entity or any of its subsidiaries is a party (as a landlord) (the “Leases”) has a right of first refusal or an option to purchase any Property; (F) the Transaction Entities have no actual knowledge that any Property fails to comply with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such Property), except for such failures to comply that would not, singly or in the aggregate, result in a Material Adverse Effect; (G) no mortgage or deed of trust encumbering any Property is convertible into ownership interests in a Transaction Entity or any of its subsidiaries; and (H) none of the Transaction Entities or any of their respective subsidiaries or, to the knowledge of either of the Transaction Entities, any lessee under a Lease is in default under any of the Leases and none of the Transaction Entities or any of their respective subsidiaries knows of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of the Leases, except, in each case, for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.

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(xxiv)     Joint Venture Agreements. Each of the partnership agreements or limited liability company agreements to which either of the Transaction Entities or any of their respective Subsidiaries is a party has been duly authorized, executed and delivered by each Transaction Entity or their respective Subsidiaries, as applicable, and constitutes the legal, valid and binding agreement thereof, enforceable in accordance with its terms, except, in each case, to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally or by general equitable principles, and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law. Neither of the Transaction Entities nor any of their respective subsidiaries is party to any other joint venture agreements with any unaffiliated third party.

(xxv)       Possession of Intellectual Property. The Transaction Entities and their respective subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) reasonably necessary to conduct the business now operated by them, and neither of the Transaction Entities nor any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Transaction Entities or any of their respective subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xxvi)      Environmental Laws. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) none of the Transaction Entities or any of their respective subsidiaries has given notice to any tenant under a Lease of a default by such tenant under such Lease arising from a violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”) or has actual knowledge of any such violation, (B) the Transaction Entities and their respective subsidiaries have obtained all permits, authorizations and approvals under any applicable Environmental Laws required to be obtained by them under the Lease and are each in compliance with their requirements, and the Transaction Entities have no actual knowledge of any absence of, or non-compliance with, any permits, authorizations or approvals required under any applicable Environmental Laws relating to any of the Properties, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Transaction Entities, any of their respective subsidiaries or, to the knowledge of the Transaction Entities, any of the Properties, and (D) to the knowledge of the Transaction Entities, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Transaction Entities, any of their respective subsidiaries or any of the Properties relating to Hazardous Materials or any Environmental Laws.

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(xxvii)    Accounting Controls and Disclosure Controls. The Company and its subsidiaries maintain effective internal control over financial reporting (as defined under Rules 13a-15 and 15d-15 under the 1934 Act Regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly present the information called for in all material respects and is prepared in accordance with the Commission's rules and guidelines applicable thereto. Since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting. The Company and each of its subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the 1934 Act Regulations) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxviii)   Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

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(xxix)      Payment of Taxes. All U.S. federal, state, local and non-U.S. income tax returns of the Transaction Entities and their respective subsidiaries required by law to be filed have been filed, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been taken and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Transaction Entities and their respective subsidiaries in respect of any tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxx)       ERISA. No Transaction Entity sponsors, maintains, contributes to, has any liability with respect to, or could reasonably be expected to have any liability with respect to any “employee benefit plan” within the meaning of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”). No portion of the assets of either Transaction Entity constitutes “plan assets” for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”).

(xxxi)      Business Insurance. The Transaction Entities and their respective subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. Neither of the Transaction Entities has any reason to believe that it or any of their respective subsidiaries will not be able to (A) renew, if desired, its existing insurance coverage as and when such policies expire or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, result in a Material Adverse Effect. Neither of the Transaction Entities nor any of their respective subsidiaries has been denied any insurance coverage which it has sought or for which it has applied. The Transaction Entities, directly or indirectly, have obtained customary title insurance on their fee interests and/or leasehold interests, as the case may be, in each of the Properties.

(xxxii)     Investment Company Act. Neither of the Transaction Entities is required, or upon the issuance and sale of the Securities as contemplated herein or the shares of Common Stock in the Concurrent iStar Placement and, in each case, the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxxiii)    Absence of Manipulation. Neither of the Transaction Entities nor any of their respective subsidiaries or other affiliates has taken or will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or a violation of Regulation M under the 1934 Act.

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(xxxiv)    Foreign Corrupt Practices Act. None of the Predecessor, the Transaction Entities, any of their respective subsidiaries or, to the knowledge of either of the Transaction Entities, any director, officer, partner, agent, employee, affiliate that is under the management control of the Transaction Entities or their subsidiaries or other person acting on behalf of any of the Predecessor, the Transaction Entities or the Manager or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), or any other applicable anti-bribery laws, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. Each of the Predecessor, the Transaction Entities and their respective subsidiaries and, to the knowledge of each of the Transaction Entities, their respective affiliates that are under the management control of the Transaction Entities or their subsidiaries have conducted their businesses in compliance with the FCPA and any other applicable anti-bribery laws and have instituted and maintain and enforce policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxv)    Money Laundering Laws. The operations of each of the Predecessor, the Transaction Entities and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of (A) the Currency and Foreign Transactions Reporting Act of 1970, as amended, (B) the money laundering statutes of all jurisdictions, the rules and regulations thereunder and (C) any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”). No action, suit or proceeding by or before any Governmental Entity involving any of the Predecessor, the Transaction Entities or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of either of the Transaction Entities, threatened.

(xxxvi)   OFAC. None of the Predecessor, the Transaction Entities, any of their respective subsidiaries or, to the knowledge of either of the Transaction Entities, any director, officer, partner, agent, employee, affiliate or other person acting on behalf of any of the Predecessor, the Transaction Entities or the Manager or any of their respective subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor are the Predecessor, the Transaction Entities or any of their respective subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions. The Company will not directly or indirectly use the proceeds from the sale of the Securities or shares of Common Stock in the Concurrent iStar Placement, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(xxxvii)    Lending Relationship. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Transaction Entities (i) has any material lending or other relationship with any Underwriter or any affiliate of any Underwriter or (ii) intends to use any of the proceeds from the sale of the Securities or shares of Common Stock in the Concurrent iStar Placement to repay any outstanding debt owed to any Underwriter or any affiliate of any Underwriter.

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(xxxviii)  Statistical and Market-Related Data. Any statistical and market-related data included or incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xxxix)    Cybersecurity. (A) To the knowledge of the Company, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company or its subsidiaries information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its subsidiaries), equipment or technology (collectively, “IT Systems and Data”) except for any such security breach or incident, unauthorized access or disclosure, or other compromise of the Company’s or its subsidiaries’ IT Systems and Data that would not, individually or in the aggregate, have a Material Adverse Effect; (B) neither the Company nor its subsidiaries have been notified of, and each of them have no knowledge of any event or condition that could result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data and (C) the Company and its subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect, in all material respects, the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except where failure to be so in compliance would not, individually or in the aggregate, have a Material Adverse Effect.

(xl)         Real Estate Investment Trust. The Company has made a timely election to be subject to tax as a real estate investment trust (“REIT”) pursuant to Sections 856 through 860 of the Code for its taxable year ended December 31, 2017. Commencing with its taxable year ended December 31, 2017, the Company has been organized in conformity with the requirements for qualification and taxation as a REIT under the Code. The Company’s current organization and proposed method of operation, as described in the Registration Statement, the General Disclosure Package and the Prospectus, will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s current organization and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and fair summaries of the legal or tax matters described therein in all material respects.

(xli)        Management Agreement. The Amended and Restated Management Agreement, dated as of January 2, 2019 (the “Management Agreement”), between the Transaction Entities and the Manager, has been duly authorized, executed and delivered by, and is a valid and legally binding agreement of, each of the Transaction Entities, enforceable against the Transaction Entities in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles, and with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law.

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(xlii)       Exclusivity Agreement. The Exclusivity and Expense Reimbursement Agreement, dated as of June 27, 2017 (the “Exclusivity Agreement”), between the Transaction Entities and iStar, has been duly authorized, executed and delivered by, and is a valid and legally binding agreement of, each of the Transaction Entities, enforceable against the Transaction Entities in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and public policy.

(xliii)      Prior Sales of Common Stock or OP Units. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not issued, sold or distributed, or agreed to issue, sell or distribute, any shares of Common Stock and the Operating Partnership has not issued, sold or distributed, or agreed to issue, sell or distribute, any OP Units.

(xliv)      Approval of Listing. The Securities have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(xlv)       Distributions. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (A) the Company is not currently prohibited, directly or indirectly, from making any distributions to its stockholders and (B) neither the Operating Partnership nor any direct or indirect subsidiary of the Company is prohibited, directly or indirectly, from making any distributions, directly or indirectly, to the Company, from making any other distribution on any of its ownership interests, from repaying any of its loans or advances, including those made, directly or indirectly, by the Company, or from loaning or otherwise making funds available, directly or indirectly, to the Company.

(xlvi)      Finder’s Fees. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated in this Agreement, except as may otherwise exist with respect to the Underwriters pursuant to this Agreement.

(xlvii)     Certain Relationships. No relationship, direct or indirect, exists between or among either of the Transaction Entities, on the one hand, and the directors, officers, stockholders, partners, customers or suppliers of the Transaction Entities, on the other hand, which is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described.

(xlviii)    Private Placement Purchase Agreement. The private placement purchase agreement relating to the Concurrent iStar Placement (the “Private Placement Purchase Agreement”), to be entered into between the Company and iStar, has been duly authorized and, at the Closing Time, will be duly executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(xlix)      Authorization of Common Stock in the Concurrent iStar Placement. The shares of Common Stock to be sold in the Concurrent iStar Placement have been duly authorized for issuance and sale, and when issued and delivered by the Company pursuant to the Private Placement Purchase Agreement, will be validly issued and fully paid and non-assessable, and free and clear of any pledge, lien, encumbrance, security interest or other claim.

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(l)          No Registration of Concurrent iStar Placement. It is not necessary, in connection with the offer or sale of the Common Stock to iStar pursuant to the Private Placement Purchase Agreement, in the manner contemplated by the Private Placement Purchase Agreement, to register such offer or sale of Common Stock under the 1933 Act, and such offer and sale will not be integrated with the offer and sale of the Securities as contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus.

(li)          No Ratings. No securities issued by the Transaction Entities or any of their respective subsidiaries are rated by any “nationally recognized statistical rating organization” (as defined for purposes of Section 3(a)(62) under the 1934 Act).

(b)           Representations and Warranties by the Manager. The Manager represents and warrants to each Underwriter at the date hereof, the Applicable Time, the Closing Time and each Date of Delivery, if any, and agrees with each Underwriter, as follows:

(i)        Certain Information. The information provided by the Manager set forth under the headings “Item 1.01. Entry into a Material Definitive Agreement—Amended and Restated Management Agreement” in the Company’s Current Report on Form 8-K filed on January 3, 2019, and “Item 1. Business—Recent iStar Investment Transaction—Amended and Restated Management Agreement” and “Item 8. Financial Statements and Supplemental Data—Notes to Consolidated and Combined Financial Statements—Note 11—Related Party Transactions—Management Agreement” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and “Item 1. Financial Statements—Notes to Consolidated Financial Statements—Note 13—Related Party Transactions—Management Agreement” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, is true and correct in all material respects. As of the date of this Agreement, neither the Manager nor any affiliate of the Manager has any plan or intention to materially alter its capital investment policy or investment allocation policy with respect to the Company as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(ii)       Good Standing of the Manager. The Manager is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware and has limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and the Management Agreement; and the Manager is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

(iii)       Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Manager.

(iv)        Authorization of Management Agreement. The Management Agreement has been duly authorized, executed and delivered by, and is a valid and legally binding agreement of, the Manager, enforceable against the Manager in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles, and with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law.

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(v)        Absence of Defaults and Conflicts. The Manager is not in violation of its limited liability company agreement or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in Agreements and Instruments to which it is bound or by which it may be bound, or which any of its property, assets or operations is subject, except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the Management Agreement and the consummation of the transactions contemplated herein and therein and in the Registration Statement, the General Disclosure Package and the Prospectus and compliance by the Manager with its obligations hereunder and thereunder have been duly authorized by all necessary limited liability company action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property, assets or operations of the Manager pursuant to, its Agreements and Instruments (except for such conflicts, breaches, defaults, Repayment Events, liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the limited liability company agreement or other organizational documents of the Manager or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Government Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect.

(vi)      Absence of Further Requirements. Except as have been made or obtained, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any Governmental Entity is necessary or required for due authorization, execution and delivery by the Manager of the Management Agreement.

(vii)     Possession of Licenses and Permits. The Manager possesses such Governmental Licenses issued by the appropriate Governmental Entities necessary for the Manager to perform its duties set forth in the Management Agreement, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. The Manager is in compliance with the terms and conditions of all of the Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of the Governmental Licenses or the failure of the Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. The Manager has not received any notice of proceedings relating to the revocation or modification of any of the Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(viii)     Absence of Proceedings. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity pending, or, to the knowledge of the Manager, threatened, against or affecting the Manager which (A) would, singly or in the aggregate, result in a Material Adverse Effect, or (B) would materially and adversely affect the consummation by the Manager of the transactions contemplated in this Agreement or the Management Agreement or the performance by the Manager of its obligations hereunder or thereunder. The aggregate of all pending legal or governmental proceedings to which the Manager is a party or of which any of its properties, assets or operations is the subject, including ordinary routine litigation incidental to the business, would not, singly or in the aggregate, result in a Material Adverse Effect.

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(ix)          Employment; Noncompetition; Nondisclosure. The Manager has not been notified that any of its executive officers or key employees plans to terminate his or her employment with the Manager. Neither the Manager nor any executive officer or key employee of the Manager is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Manager as described in the Management Agreement, the Registration Statement, the General Disclosure Package and the Prospectus, except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect.

(x)          Internal Controls. The Manager operates a system of internal controls sufficient to provide reasonable assurance that (A) transactions that may be effectuated by it on behalf of the Transaction Entities pursuant to its duties set forth in the Management Agreement will be executed in accordance with management’s general or specific authorization and (B) access to the Transaction Entities’ assets is permitted only in accordance with management’s general or specific authorization.

(xi)          Investment Advisers Act. The Manager is not prohibited by the Investment Advisers Act of 1940, as amended, or the rules and regulations thereunder, from performing the duties set forth in the Management Agreement and disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xii)         Foreign Corrupt Practices Act. None of the Manager, any of its subsidiaries or, to the knowledge of the Manager, any director, officer, partner, agent, employee, affiliate that is under the management control of the Manager or its subsidiaries or other person acting on behalf of the Manager or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA or any other applicable anti-bribery laws, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. The Manager and its subsidiaries and, to the knowledge of the Manager, its affiliates that are under the management control of the Manager or its subsidiaries have conducted their businesses in compliance with the FCPA and any other applicable anti-bribery laws and have instituted and maintain and enforce policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xiii)       Money Laundering Laws. The operations of the Manager and its subsidiaries are and have been conducted at all times in compliance with applicable Money Laundering Laws. No action, suit or proceeding by or before any Governmental Entity involving the Manager or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Manager, threatened.

(xiv)       OFAC. None of the Manager, any of its subsidiaries or, to the knowledge of the Manager, any director, officer, partner, agent, employee, affiliate or other person acting on behalf of the Manager or any of its subsidiaries is a Person currently the subject or target of any Sanctions, nor are the Manager or any of its subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions. The Manager will not directly or indirectly use the proceeds from the sale of the Securities or shares of Common Stock in the Concurrent iStar Placement, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

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(c)           Officer’s Certificates. Any certificate signed by any officer or other representative of either of the Transaction Entities or any of their respective subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Transaction Entity to each Underwriter as to the matters covered thereby. Any certificate signed by any officer or other representative of the Manager delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Manager to each Underwriter as to the matters covered thereby.

SECTION 2.         Sale and Delivery to Underwriters; Closing.

(a)           Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the respective prices per share set forth in Schedule A the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof, subject, in each case, to such adjustments among the Underwriters as Goldman in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)           Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 450,000 Option Securities at the respective prices per share set forth in Schedule A, less an amount per share equal to any distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as Goldman in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c)           Payment. Payment of the purchase price for, and delivery of certificates for or book-entry credits representing, the Initial Securities shall be made at the offices of Sidley Austin llp, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (New York City time) on the second (third, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being hereinafter called the “Closing Time”).

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In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for or book-entry credits representing, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for or book-entry credits representing the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Goldman, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)          Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (New York City time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3.          Covenants of the Company. Each of the Transaction Entities, jointly and severally, covenants with each Underwriter as follows:

(a)          Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430B, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated or deemed to be incorporated by reference therein, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

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(b)          Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly (A) give the Representatives notice of such event, (B) prepare, as applicable, any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided, however, that the Company shall not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representatives written notice of each filing, if any, made pursuant to the 1934 Act or the 1934 Act Regulations within 48 hours prior to the Applicable Time and will give the Representatives notice of its intention to make any filings pursuant to the 1934 Act or the 1934 Act Regulations from the Applicable Time to the Closing Time and, a reasonable amount of time prior to its proposed filing or use, will furnish the Representatives with copies of any such documents and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c)          Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)         Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)          Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may reasonably designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

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(f)           Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(g)          Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities and the shares of Common Stock in the Concurrent iStar Placement in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(h)          Listing. The Company will use its best efforts to effect and maintain the listing of the Securities on the New York Stock Exchange.

(i)          Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, neither Transaction Entity will, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or lend or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (including, without limitation, OP Units) or submit or file any registration statement under the 1933 Act with respect to any of the foregoing or publicly announce the intention to do any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap, other agreement or transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, or publicly announce the intention to do any of the foregoing. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or the shares of Common Stock in the Concurrent iStar Placement, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion or exchange of a security, in each case outstanding on the date hereof and disclosed in the Registration Statement, the General Disclosure Package and the Prospectus,  (C) any shares of Common Stock, OP Units, LTIP Units, dividend equivalent rights or other equity based awards issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company disclosed in the Registration Statement, the General Disclosure Package and the Prospectus (including the filing of a registration statement on Form S-8 relating to such existing employee benefit plans of the Company), (D) OP Units, in the aggregate not to exceed 15% of the number of OP Units outstanding, issued in connection with the acquisition of property or assets, or (E) any shares of Common Stock issued pursuant to any non-employee director share plan or distribution reinvestment plan disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(j)         Reporting Requirements. The Company, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Securities as may be required under Rule 463 under the 1933 Act.

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(k)          Issuer Free Writing Prospectuses. The Transaction Entities agree that, unless they obtain the prior written consent of the Representatives, neither Transaction Entity will make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided, that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule B-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed and approved by the Representatives. Any such free writing prospectus consented to, or deemed consented to, as the case may be, by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or the Prospectus or any preliminary prospectus or other prospectus deemed to be part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(l)           Absence of Manipulation. Neither of the Transaction Entities nor any of their respective subsidiaries or other affiliates will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or a violation of Regulation M under the 1934 Act.

(m)         REIT Qualification. The Company will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code until the Board of Directors of the Company determines that it is no longer in the best interests of the Company and its stockholders to qualify as a REIT.

(n)         Emerging Growth Company Status. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Securities within the meaning of the 1933 Act and (ii) completion of the 90-day restricted period referred to in Section 3(i).

(o)         Compliance with the Sarbanes-Oxley Act. Each of the Transaction Entities will comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are in effect.

(p)         Stop Transfer Instructions for Common Stock. The Company will enter stop transfer instructions with the transfer agent and registrar of the Common Stock against the transfer of the shares of Common Stock that are subject to the agreements described in Section 6(l) hereof except in compliance with the restrictions set forth in such agreements.

SECTION 4.          Covenants of the Manager. The Manager covenants with each Underwriter and with the Transaction Entities that, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required by the 1933 Act to be delivered in connection with sales of the Securities, it shall notify the Underwriters and the Transaction Entities of the occurrence of any material event respecting the Manager’s business, activities, affairs or operating or financial results or condition, and the Manager will forthwith supply such information to the Company as shall be necessary in the opinion of counsel to the Company and the Underwriters for the Company to prepare any amendment or supplement to the Registration Statement, the General Disclosure Package and the Prospectus so that, as so amended or supplemented, the same will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances existing at the time it is delivered to a purchaser) not misleading.

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SECTION 5.          Payment of Expenses.

(a)          Expenses. Each of the Transaction Entities, jointly and severally, agrees to pay all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits thereto) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any share or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto, and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the fees and expenses of any transfer agent or registrar for the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities (not to exceed $25,000), (x) the fees and expenses incurred in connection with the listing of the Common Stock (including the Securities) on the New York Stock Exchange, and (xi) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the second sentence of Section 1(a)(ii).

(b)          Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 6, Section 10(a)(i) or (iii) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 6.          Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Transaction Entities and the Manager contained in Section 1(a) and Section 1(b) hereof, respectively, as of the date hereof, the Applicable Time and the Closing Time or in certificates of any officer or other representative of either of the Transaction Entities, the Manager or any of their respective subsidiaries delivered pursuant to the provisions hereof, to the performance by the Transaction Entities and the Manager of their respective covenants and other obligations hereunder, and to the following further conditions:

(a)          Effectiveness of Registration Statement. The Registration Statement has become effective under the 1933 Act and, at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes or pursuant to Section 8A of the 1933 Act have been instituted or are pending or, to the knowledge of either of the Transaction Entities, contemplated; and the Company has complied with each request, if any, from the Commission for additional information.

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(b)          Opinion of Counsel for the Company and the Manager. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Clifford Chance US LLP, counsel for the Company and the Manager, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit A hereto. In giving such opinion, such counsel may rely upon the opinion of Venable LLP as to all matters governed by the laws of the State of Maryland. Such counsel may also state that, insofar as such opinion involves factual matters, it has relied, to the extent it deems proper, upon certificates of officers and other representatives of the Transaction Entities and their respective subsidiaries and certificates of public officials.

(c)          Opinion of Maryland Counsel for Company. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Venable LLP, Maryland counsel for the Company, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit B hereto.

(d)          Opinion of Counsel for the Underwriters. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Sidley Austin llp, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to such matters as the Representatives shall reasonably request. In giving such opinion, such counsel may rely upon the opinion of Venable LLP as to all matters governed by the laws of the State of Maryland. Such counsel may also state that, insofar as such opinion involves factual matters, it has relied, to the extent it deems proper, upon certificates of officers and other representatives of the Transaction Entities and their respective subsidiaries and certificates of public officials.

(e)          Company Officers’ Certificate. At the Closing Time, there shall not have been, since the date hereof, since the Applicable Time or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in or affecting the Properties taken as a whole or in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or President of the Company and of the Principal Financial Officer or Chief Accounting Officer of the Company, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Transaction Entities contained herein are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Transaction Entities have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

(f)          Principal Financial Officer’s Certificate. At the time of the execution of this Agreement and at the Closing Time, the Representatives shall have received a certificate of the Principal Financial Officer of the Company, dated, respectively, as of the date hereof and as of the Closing Time, in the form attached as Exhibit D hereto, regarding certain financial and operating information of the Transaction Entities and their respective subsidiaries contained in the Registration Statement, the General Disclosure Package and the Prospectus.

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(g)          Manager Officers’ Certificate. The Representatives shall have received a certificate of the Chief Executive Officer of the Manager and of the Principal Financial Officer of the Manager, dated the Closing Time, to the effect that (i) the representations and warranties of the Manager contained herein are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (ii) the Manager has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(h)          Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(i)           Bring-down Comfort Letter. At the Closing Time, the Representatives shall have received from Deloitte & Touche LLP a letter, dated the Closing Time, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 6(h) hereof, except that the specified date referred to shall be a date not more than two business days prior to the Closing Time.

(j)           Approval of Listing. At the Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

(k)           No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(l)           Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule C hereto.

(m)         Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Transaction Entities and the Manager contained herein and the statements in any certificates furnished by the Transaction Entities, the Manager or any of their respective subsidiaries hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i)          Opinion of Counsel for Company and the Manager. The favorable opinion, dated such Date of Delivery, of Clifford Chance US LLP, counsel for the Company and the Manager, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(b) hereof.

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(ii)          Opinion of Maryland Counsel for Company. The favorable opinion, dated such Date of Delivery, of Venable LLP, Maryland counsel for the Company, in form and substance reasonably satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(c) hereof.

(iii)         Opinion of Counsel for Underwriters. The favorable opinion, dated such Date of Delivery, of Sidley Austin llp, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(d) hereof.

(iv)         Company Officers’ Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer or President of the Company and of the Principal Financial Officer or Chief Accounting Officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 6(e) hereof remains true and correct as of such Date of Delivery.

(v)          Principal Financial Officer’s Certificate. A certificate, dated such Date of Delivery, of the Principal Financial Officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 6(f) hereof remains true and correct as of such Date of Delivery.

(vi)         Manager Officers’ Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer of the Manager and of the Principal Financial Officer of the Manager, confirming that the certificate delivered at the Closing Time pursuant to Section 6(g) hereof remains true and correct as of such Date of Delivery.

(vii)        Bring-down Comfort Letter. Letter from Deloitte & Touche LLP in form and substance satisfactory to the Representatives and dated such Date of Delivery, together with signed or reproduced copies of such letter for each of the other Underwriters, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 6(i) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than two business days prior to such Date of Delivery.

(n)          Additional Documents. At the Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as it may require for the purpose of enabling it to deliver the opinions requested by the Underwriters as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Transaction Entities and the Manager in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters.

(o)          Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 5 and except that Sections 1, 7, 8, 9, 16 and 17 shall survive any such termination and remain in full force and effect.

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SECTION 7.          Indemnification.

(a)          Indemnification of Underwriters. Each of the Transaction Entities, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)          against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in (A) any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or in any Marketing Materials, as the case may be, of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)          against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or of any claim whatsoever, in each case based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Transaction Entities; and

(iii)          against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), in each case in reliance upon and in conformity with the Underwriter Information.

(b)          Indemnification of Transaction Entities, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless each Transaction Entity, the Company’s directors, each of the Company’s officers who signed the Registration Statement, and each person, if any, who controls either of the Transaction Entities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), in each case in reliance upon and in conformity with the Underwriter Information.

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(c)          Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) hereof, counsel for the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 7(b) hereof, counsel for the indemnified parties shall be selected by the Transaction Entities, as applicable. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)          Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 8.          Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Transaction Entities, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

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The relative fault of the Transaction Entities, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Transaction Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by such Underwriter in connection with the Securities underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls either of the Transaction Entities within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Transaction Entities. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 9.          Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of either of the Transaction Entities, the Manager or any of their respective subsidiaries submitted pursuant hereto shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, or any person controlling either of the Transaction Entities and (ii) delivery of and payment for the Securities.

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SECTION 10.          Termination of Agreement.

(a)          Termination. The Representatives may terminate this Agreement, by notice to the Transaction Entities, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in or affecting the Properties taken as a whole or in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Transaction Entities and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iv) if trading generally on the New York Stock Exchange or the NYSE MKT or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other Governmental Entity, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either U.S. federal or New York authorities.

(b)          Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5 hereof, and provided further that Sections 1, 7, 8, 9, 16 and 17 shall survive such termination and remain in full force and effect.

SECTION 11.          Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i)          if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)          if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to each Date of Delivery, if any, which occurs after the Closing Time, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

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SECTION 12.          Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at: (i) Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, attention of Registration Department, (ii) BofA Securities, Inc., One Bryant Park, New York, New York 10036, attention of Syndicate Department (Fax: (646) 855-3073), with a copy to ECM Legal (Fax: (212) 230-8730) and (iii) J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, attention of Equity Syndicate Desk (Fax: (212) 622-8358); notices to the Transaction Entities or the Manager shall be directed to them at: c/o iStar Inc., 1114 Avenue of the Americas, New York, New York 10036, attention of Douglas Heitner, Chief Legal Officer (Fax: (212) 930-9494), with a copy to Clifford Chance US LLP, 31 W. 52nd Street, New York, New York 10019, attention of Kathleen L. Werner (Fax: (212) 878-8375).

SECTION 13.          No Advisory or Fiduciary Relationship. Each of the Transaction Entities and the Manager acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Transaction Entities and the Manager, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of either of the Transaction Entities or the Manager or any of their respective subsidiaries or their respective stockholders, unitholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Transaction Entities or the Manager with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising either of the Transaction Entities or the Manager or any of their respective affiliates or subsidiaries on other matters) and no Underwriter has any obligation to the Transaction Entities or the Manager with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of either of the Transaction Entities or the Manager, and (e) the Underwriters have not provided any business, legal, accounting, regulatory or tax advice with respect to the offering of the Securities and each of the Transaction Entities and the Manager has consulted its own business, legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 14.          Recognition of the U.S. Special Resolution Regimes. In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime.

In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime.

For purposes of foregoing two paragraphs, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

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SECTION 15.          Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Transaction Entities and the Manager and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Transaction Entities and the Manager and their respective successors and the Affiliates, selling agents, controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Transaction Entities and the Manager and their respective successors, and said Affiliates, selling agents, controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor solely by reason of such purchase.

SECTION 16.         Trial by Jury. Each of the Transaction Entities and the Manager (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders or unitholders, as applicable, and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 17.          GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

SECTION 18.          TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 19.          Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 20.          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 21.          Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Transaction Entities and the Manger a counterpart hereof, whereupon this instrument, along with all counterparts, will become a valid and legally binding agreement among the Underwriters, the Transaction Entities and the Manager in accordance with its terms.

Very truly yours,

SAFEHOLD INC.

By:	/s/ Geoffrey M. Dugan
Name: Geoffrey M. Dugan
Title: General Counsel, Corporate and Secretary

Safehold Operating Partnership LP

By: Safehold OP GenPar LLC, as General Partner

By:	/s/ Geoffrey M. Dugan
Name: Geoffrey M. Dugan
Title: General Counsel, Corporate and Secretary

SFTY MANAGER LLC

By:	/s/ Douglas Heitner
Name: Douglas Heitner
Title: Chief Legal Officer

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED,
as of the date first above written:

GOLDMAN SACHS & CO. LLC

By:	/s/ Daniel Young
Authorized Signatory

BOFA SECURITIES, INC.

By:	/s/ Evan Ladouceur
Authorized Signatory

J.P. MORGAN SECURITIES LLC

By:	/s/ Haley Trethaway
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

[Signature Page to Underwriting Agreement]

SCHEDULE A

The initial public offering price per share for the Securities shall be $34.00.

The purchase price per share for the Securities to be paid by the several Underwriters shall be $32.3850, being an amount equal to the initial public offering price set forth above less $1.6150 per share, subject to adjustment in accordance with Section 2(b) for distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities; provided, however, that the purchase price per share to be paid by the several Underwriters for 509,150 Securities purchased by SFTY Venture LLC shall be equal to the initial public offering price set forth above.

Name of Underwriter	Number of Initial Securities

Goldman Sachs & Co. LLC	550,000
BofA Securities, Inc.	550,000
J.P. Morgan Securities LLC	550,000
Barclays Capital Inc.	270,000
Mizuho Securities USA LLC	270,000
SunTrust Robinson Humphrey, Inc.	225,000
Raymond James & Associates, Inc.	225,000
Citigroup Global Markets Inc.	150,000
Morgan Stanley & Co. LLC	150,000
UBS Securities LLC	60,000
Total	3,000,000

Sch A-1

SCHEDULE B-1

Pricing Terms

1.       The Company is selling 3,000,000 shares of Common Stock.

2.       The Company has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional 450,000 shares of Common Stock.

3.       The public offering price per share for the Securities shall be $34.00.

Sch B-1-1

SCHEDULE B-2

Free Writing Prospectuses

None

Sch B-2-1

SCHEDULE C

List of Persons and Entities Subject to Lock-up

Name

iStar Inc.

SFTY Manager LLC

SFTY Venture LLC

Lubert-Adler Group VII-B Holdings, LLC

Jay Sugarman

Dean S. Adler

Robin Josephs

Jay S. Nydick

Stefan M. Selig

Marcos Alvarado

Sch C-1

Exhibit A

FORM OF OPINION OF COUNSEL TO THE TRANSACTION ENTITIES AND THE MANAGER
TO BE DELIVERED PURSUANT TO SECTION 6(b)

(a)          Each of the Transaction Entities, the Manager and Safehold OP GenPar LLC (“SOP”) is duly qualified as a foreign entity to transact business and each is in good standing under the laws of each jurisdiction set forth on Schedule A to this opinion.

(b)         The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware with full partnership power and authority to own, lease and operate its properties and to conduct its business as now conducted and as proposed to be conducted as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement.

(c)          The Manager has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full power and authority to own, lease and operate its properties and to conduct its business as now conducted and as proposed to be conducted as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the Management Agreement.

(d)          SOP has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full power and authority to own, lease and operate its properties and to conduct its business as now conducted and as proposed to be conducted as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(e)         The Operating Partnership Agreement has been duly authorized and executed by SOP, as general partner of the Operating Partnership, and assuming due authorization and execution by the Company, the Operating Partnership Agreement constitutes a valid and binding obligation of each of the Company and SOP, and is enforceable against each of the Company and SOP in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles or by the ability of any person to receive the remedies of injunctive relief, specific performance, liquidated damages or any similar remedies in any proceeding.

(f)          The outstanding units of limited partnership interest in the Operating Partnership issued by the Operating Partnership have been duly authorized and validly issued and are free and clear of any preemptive rights arising under the Operating Partnership Agreement or the Delaware Revised Uniform Limited Partnership Act.

(g)         The outstanding limited liability company interests in SOP issued by SOP have been duly authorized and validly issued, are non-assessable and are free and clear of any preemptive rights arising under the SOP’s operating agreement or the Delaware Limited Liability Company Act.

(h)         The Underwriting Agreement has been duly authorized, executed and delivered by each of the Operating Partnership and the Manager.

Ex A-1

(i)         The Management Agreement has been duly authorized, executed and delivered by each of the Operating Partnership and the Manager and, assuming due authorization and execution by the Company, constitutes a valid and binding obligation of each of the Company, the Operating Partnership and the Manager and is enforceable against each of the Company, the Operating Partnership and the Manager in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles or by the ability of any person to receive the remedies of injunctive relief, specific performance, liquidated damages or any similar remedies in any proceeding.

(j)          Assuming due authorization and execution by each of the Company and iStar, each of the Exclusivity Agreement and the Private Placement Purchase Agreement constitutes a valid and binding obligation of each of the Company and iStar and is enforceable against each of the Company and iStar in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles or by the ability of any person to receive the remedies of injunctive relief, specific performance, liquidated damages or any similar remedies in any proceeding, and except to the extent that rights to indemnification thereunder may be limited by public policies with respect to such rights.

(k)         The statements under the captions “Item 1.01. Entry into a Material Definitive Agreement—Amended and Restated Management Agreement” in the Company’s Current Report on Form 8-K filed on January 3, 2019, “Item 1. Business—Recent iStar Investment Transaction—Amended and Restated Management Agreement,” “Item 1a. Risk Factors—Risks Related to Our Organization and Structure—Certain provisions in the partnership agreement of our Operating Partnership may delay, defer or prevent unsolicited acquisitions of us,” and the summary table under “Item 8. Financial Statements and Supplemental Data—Notes to Consolidated and Combined Financial Statements—Note 11—Related Party Transactions—Management Agreement” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, “Certain Relationships and Related Transactions—Registration Rights” in the Company’s Definitive Proxy Statement filed on April 15, 2019, and the summary table under “Item 1. Financial Statements—Notes to Consolidated Financial Statements—Note 13—Related Party Transactions—Management Agreement” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, insofar as such statements purport to summarize or describe certain provisions of documents, matters of law or legal conclusions, constitute accurate summaries or descriptions thereof in all material respects.

(l)          The descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of the agreements set forth on Schedule B to this opinion, as applicable, are accurate in all material respects.

(m)        The Registration Statement, as of its last effective date, including the information deemed to be part thereof pursuant to Rule 430B(f)(2) of the Securities Act, and the Prospectus, as of its date, and the documents incorporated by reference therein, at the time they were first filed with the Commission, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act or 1934 Act, as applicable (it being understood that we express no belief with respect to (i) the statistical and economic market data included therein or (ii) the financial statements, related schedules, other data derived from such financial statements and schedules, and other financial information, included therein or excluded therefrom, and the Form T-1).

(n)         To the best of our knowledge, there are no legal or governmental proceedings pending or threatened against the Manager, the Company or the Operating Partnership, or to which any of any of the Manager’s, the Company’s or the Operating Partnership’s properties or assets are subject, before any U.S. federal, Delaware or New York State governmental or regulatory commission, board, body, authority or agency that are required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus pursuant to Item 103 of Regulation S-K that are not so disclosed.

Ex A-2

(o)          No approval, authorization, consent or order of or filing with any U.S. federal, Delaware or New York State governmental authority or agency is required in connection with the execution, delivery and performance of the Underwriting Agreement, the Private Placement Purchase Agreement, the Management Agreement or the consummation of the transactions contemplated therein, including the sale and delivery of the Securities by the Company and the shares of Common Stock pursuant to the Private Placement Purchase Agreement as contemplated therein, other than such as have been obtained or made under the 1933 Act and the 1934 Act, as amended, and rules and regulations thereunder (except that we express no opinion as to any necessary qualification under the state securities, blue sky or real estate syndication laws of the various jurisdictions in which the Securities are being offered by the Underwriters or under the rules and regulations of the Financial Industry Regulatory Authority, Inc.).

(p)         The execution, delivery and performance of the Underwriting Agreement by the Company, and the consummation of the transactions contemplated thereby and in the Registration Statement, the General Disclosure Package and the Prospectus, including the issuance, sale and delivery by the Company of the Securities and the shares of Common Stock pursuant to the Private Placement Purchase Agreement and, in each case, the use of proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Use of Proceeds,” and the execution, delivery and performance of the Underwriting Agreement by the Operating Partnership and the Manager and the consummation of the transactions contemplated thereby, do not and will not (a) violate any provisions of the organizational documents of either the Operating Partnership or the Manager; (b) violate any U.S. federal or New York State or Delaware law or regulation binding upon or applicable to any Opinion Party or any of their respective properties or assets; (c) violate any U.S. federal or New York State decree, judgment or order known to us to be applicable to any Opinion Party; or (d) result in any breach of, or constitute a default under, any provision of any of the agreements and contracts of the Opinion Parties set forth on Schedule B to this opinion; provided, however, that, for the purposes of this paragraph (p), we express no opinion with respect to U.S. federal or state securities laws, other antifraud laws and fraudulent transfer laws and ERISA; provided, further, that insofar as performance by the Opinion Parties of their respective obligations under the Underwriting Agreement is concerned, we express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(q)          Neither the Company nor the Operating Partnership is subject to registration as an investment company under the 1940 Act, as amended, and the transactions contemplated by the Underwriting Agreement will not cause the Company or the Operating Partnership to become an investment company subject to registration under such Act.

(r)          To the best of our knowledge, other than as disclosed in the Registration Statement, the General Disclosure Package and Prospectus, there are no persons with registration or other similar rights to have any securities of the Company, including equity securities or securities which are convertible into or exchangeable or exercisable for equity securities of the Company, registered pursuant to the Registration Statement under the 1933 Act.

(s)          The issuance and sale by the Company of the shares of Common Stock pursuant to the Private Placement Purchase Agreement, in the manner contemplated by the Private Placement Purchase Agreement, will be exempt from the registration requirements of the 1933 Act.

Ex A-3

(t)          Commencing with its taxable year ended December 31, 2017, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and the Company’s proposed method of operation, as described in the Registration Statement and Prospectus and as set forth in the certificate of representations, will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code.

(u)          The discussion set forth under the heading “Certain U.S. Federal Income Tax Considerations” in the Registration Statement, as modified and supplemented by the discussion under the heading “Additional U.S. Federal Income Tax Considerations” in the Prospectus Supplement, insofar as it purports to describe or summarize applicable U.S. federal income tax law or legal conclusions with respect thereto, is an accurate description or summary in all material respects.

Nothing has come to our attention that would lead us to believe that (a) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the General Disclosure Package, at the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading, or (c) the Prospectus, as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no belief with respect to (i) the statistical and economic market data included in the Registration Statement, the General Disclosure Package and the Prospectus or (ii) the financial statements, related schedules, other data derived from such financial statements and schedules, and other financial information included therein or excluded therefrom).

We also confirm that, based solely on our review of the list of stop orders contained on the Commission’s website at http://www.sec.gov/litigation/stoporders.shtml at 8:00 a.m. Eastern time on the date of this letter, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and to the best of our knowledge, no proceedings seeking the issuance of such a stop order have been initiated or threatened by the Commission.

Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

Ex A-4

Exhibit B

FORM OF OPINION OF MARYLAND COUNSEL TO THE COMPANY
TO BE DELIVERED PURSUANT TO SECTION 6(c)

(a)          The Company has been duly organized and is validly existing as a corporation under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland.

(b)          The Company has the corporate power to own, lease and operate its properties, and conduct its business as described (i) in Item 1. and Item 7. of the Company’s most recent Annual Report on Form 10-K (the “10-K”) and (ii) in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Safety, Income & Growth Inc.” and enter into and perform its obligations under the Underwriting Agreement.

(c)          The authorized capital stock of the Company is as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Common Stock and Preferred Stock – General.”

(d)          The Management Agreement has been duly authorized, executed and, so far is known to such counsel, delivered by the Company.

(e)          The Underwriting Agreement has been duly authorized, executed and, so far is known to such counsel, delivered by the Company.

(f)          The Partnership Agreement has been duly authorized, executed and, so far is known to such counsel, delivered by the Company.

(g)          The Exclusivity Agreement has been duly authorized, executed and, so far is known to such counsel, delivered by each of the Company and iStar.

(h)          The Private Placement Purchase Agreement has been duly authorized, executed and, so far is known to such counsel, delivered by each of the Company and iStar.

(i)          The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when the Securities have been issued and delivered by the Company pursuant to the Registration Statement, the General Disclosure Package, the Prospectus and the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights arising out of the Maryland General Corporation Law (the “MGCL”) or the charter or bylaws of the Company. No holder of Securities will be subject to personal liability under the MGCL solely by reason of being such a holder.

(j)          The shares of Common Stock being issued pursuant to the Private Placement Purchase Agreement (the “Private Placement Shares”) have been duly authorized for issuance and sale to iStar pursuant to the Private Placement Purchase Agreement and, when the Private Placement Shares have been issued and delivered by the Company pursuant to the Private Placement Purchase Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights arising out of the MGCL or the charter or bylaws of the Company. No holder of Private Placement Shares will be subject to personal liability under the MGCL solely by reason of being such a holder.

Ex B-1

(k)          The form of certificate used to represent the Securities and the Private Placement Shares complies in all material respects with the MGCL and with any applicable requirements of the charter and bylaws of the Company.

(l)           The information in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Common Stock and Preferred Stock” and in the 10-K under the captions “Risk Factors—Risks Related to Our Organization and Structure—Certain provisions of Maryland law could inhibit changes in control of our Company” and “Risk Factors—Risks Related to Our Organization and Structure—Our rights and the rights of our stockholders to take action against our directors and executive officers are limited, which could limit stockholders recourse in the event of actions not in the stockholders best interest” and in the Registration Statement under Item 15 to Part II, to the extent that it purports to summarize matters of Maryland law or provisions of the charter or bylaws of the Company, or constitute legal conclusions related thereto, has been reviewed by us and is accurate in all material respects.

(m)         No approval, authorization, consent or order of, or filing with, any Maryland governmental authority having jurisdiction over the Company is required in connection with the execution and delivery by the Company of the Underwriting Agreement or the Private Placement Purchase Agreement or the performance by the Company of its obligations thereunder, including the issuance and sale of the Securities and the Private Placement Shares as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(n)          The execution and delivery of the Underwriting Agreement and the Private Placement Purchase Agreement by the Company, and the performance by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities and the Private Placement Shares as described in the Registration Statement, the General Disclosure Package and the Prospectus, do not (a) conflict with the charter and bylaws of the Company or (b) violate the MGCL.

Ex B-2

Exhibit C

November 18, 2019

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

as Representatives of the several
Underwriters to be named in the
within-mentioned Underwriting Agreement

Re:       Proposed Public Offering by Safehold Inc.

Dear Sirs:

The undersigned, a stockholder, officer and/or director of Safehold Inc., a Maryland corporation (the “Company”), understands that Goldman Sachs & Co. LLC, BofA Securities, Inc. and J.P. Morgan Securities LLC (together, the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, Safehold Operating Partnership LP (the “Operating Partnership”) and SFTY Manager LLC providing for the public offering of the Company’s shares of common stock, $0.01 par value per share (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder, officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date (the “Expiration Date”) that is 90 days from the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or lend or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (including, without limitation, units of limited partnership interest in the Operating Partnership), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or publicly announce the intention to do any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap, other agreement or transaction is to be settled by delivery of shares of Common Stock or other securities, in cash or otherwise.

Ex C-1

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Representatives, provided that (1) the Representatives receive a signed lock-up agreement for the balance of the period prior to the Expiration Date from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)           as a bona fide gift or gifts; or

(ii)          to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii)         as a distribution to limited partners, members or stockholders of the undersigned; or

(iv)         to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

This lock-up agreement and any claim, controversy or dispute arising under or related to this lock-up agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its choice of law provisions.

Very truly yours,

Signature:

Print Name:

Ex C-2

Exhibit D

PRINCIPAL FINANCIAL OFFICER'S CERTIFICATE
OF SAFEHOLD INC.

November [•], 2019

The undersigned, as the Chief Executive Officer of Safehold Inc., a Maryland corporation (the “Company”), in connection with the offering by the Company of 3,000,000 shares of its common stock, $0.01 par value per share, pursuant to (i) a preliminary prospectus supplement dated November 18, 2019 (the “Prospectus”) and (ii) the underwriting agreement, dated November 19, 2019, among the Company, Safehold Operating Partnership LP, a Delaware limited partnership, and SFTY Manager LLC, a Delaware limited liability company, on the one hand, and Goldman Sachs & Co. LLC, BofA Securities, Inc. and J.P. Morgan Securities LLC, on behalf of themselves and as representatives of the several underwriters listed on Schedule A thereto, on the other hand, hereby certifies, solely in his capacity as an officer of the Company and not individually, on behalf of the Company as follows:

(i)           I am the duly elected, qualified and acting Chief Executive Officer of the Company and, solely in my capacity as such, I am providing this certificate based on my examination of the Company’s financial records and schedules.

(ii)          I am knowledgeable with respect to the accounting records and internal accounting practices, policies, procedures and controls of the Company and its subsidiaries and have responsibility for financial and accounting matters with respect to the Company and its subsidiaries.

(iii)         I have read and am familiar with, and have supervised the compilation of, the disclosures (including the financial statements and other financial data of the Company and its subsidiaries) contained or incorporated by reference in the Prospectus.

(iv)         I have reviewed the circled information contained on the pages attached hereto as Exhibit A (the “circled information”) and included or incorporated or deemed to be incorporated by reference in the Prospectus and such information (a) has been derived from the internal accounting records of the Company and its subsidiaries or from information supplied to the Company by its tenants or subtenants that the Company believes is reliable, (b) has been prepared in good faith and based on fair and reasonable assumptions and (c) is accurate and complete. As of the date hereof, nothing has come to my attention that has caused me to believe that the circled information is not accurate or is misleading in any material respect and I am not aware of any adjustments that would reasonably be expected to cause such circled information to vary from the amounts presented therein in any material respect.

(v)         At November [•], 2019, there was no change in the equity, increase in debt or any decrease in total assets or total equity of the Company as compared with amounts shown on the September 30, 2019 unaudited consolidated balance sheet incorporated or deemed to be incorporated by reference in the Prospectus or for the period from October 1, 2019 to November [•], 2019, there were any decreases, as compared with the corresponding period in the preceding year, in total revenues or in net income, except in all instances for changes, increases, or decreases that the Prospectus discloses have occurred or may occur.

[Signature Page Follows]

Ex D-1

IN WITNESS WHEREOF, I have hereunto set my hand as of the date first written above.

Name: Jay Sugarman
Title: Chief Executive Officer

Ex D-2